EXHIBIT 21

Subsidiaries of Bristol-Myers Squibb Company

The following are subsidiaries of the Bristol-Myers Squibb Company at December 31, 2024. Certain subsidiaries have been omitted as they are not significant in the aggregate.

Name	Jurisdiction Of Formation
1096271 BC ULC	Canada
345 Park LLC	United States
9643435 Canada Inc.	Canada
Abraxis BioScience Australia Pty Ltd.	Australia
Abraxis BioScience International Holding Company, Inc.	United States
Abraxis BioScience Puerto Rico, LLC	Puerto Rico
Abraxis BioScience, Inc.	United States
Abraxis BioScience, LLC	United States
AbVitro LLC	United States
Adnexus, a Bristol-Myers Squibb R&D Company	United States
AHI Investment, LLC	United States
Allard Labs Acquisition G.P.	United States
Amira Pharmaceuticals, Inc.	United States
Apothecon LLC	United States
Blisa Acquisition G.P.	United States
BMS Bermuda Nominees L.L.C.	United States
BMS Forex Company	United States
BMS Holdings Netherlands Beta B.V.	Netherlands
BMS Korea Holdings L.L.C.	United States
BMS Latin American Nominees L.L.C.	United States
BMS Netherlands Operations B.V.	Netherlands
BMS Pharmaceutical Korea Limited	Korea, Republic of
BMS Pharmaceuticals Germany Holdings B.V.	Netherlands
BMS Pharmaceuticals International Holdings Netherlands B.V.	Netherlands
BMS Pharmaceuticals Korea Holdings B.V.	Netherlands
BMS Pharmaceuticals Mexico Holdings B.V.	Netherlands
BMS Pharmaceuticals Netherlands Holdings B.V.	Netherlands
BMS Real Estate LLC	United States
BMS Spain Investments LLC	United States
BMS Strategic Portfolio Investments Holdings, Inc.	United States
Bristol Laboratories International, S.A.	United States
Bristol Laboratories Medical Information Systems Inc.	United States
Bristol-Myers (Andes) L.L.C.	United States
Bristol-Myers (Private) Limited	Zimbabwe
Bristol-Myers Overseas Corporation	United States
Bristol-Myers Squibb (China) Investment Co., Ltd.	China
Bristol-Myers Squibb (China) Pharmaceuticals Co., Ltd.	China
Bristol-Myers Squibb (Israel) Ltd.	Israel
Bristol-Myers Squibb (NZ) Limited	New Zealand
Bristol-Myers Squibb (Proprietary) Limited	South Africa
Bristol-Myers Squibb (Shanghai) Trading Co. Ltd.	China
Bristol-Myers Squibb (Singapore) Pte. Limited	Singapore
E-21-1

Bristol-Myers Squibb (Taiwan) Ltd.	Taiwan Province of China
Bristol-Myers Squibb (West Indies) Ltd.	United States
Bristol-Myers Squibb A.E.	Greece
Bristol-Myers Squibb Aktiebolag	Sweden
Bristol-Myers Squibb Argentina S. R. L.	Argentina
Bristol-Myers Squibb Australia Pty. Ltd.	Australia
Bristol-Myers Squibb B.V.	Netherlands
Bristol-Myers Squibb Belgium S.A.	Belgium
Bristol-Myers Squibb Business Services India Private Limited	India
Bristol-Myers Squibb Business Services Limited	United Kingdom
Bristol-Myers Squibb Canada Co.	Canada
Bristol-Myers Squibb Canada International Limited	Canada
Bristol-Myers Squibb de Colombia S.A.	Colombia
Bristol-Myers Squibb de Mexico, S. de R.L. de C.V.	Mexico
Bristol-Myers Squibb Delta Company Limited	Ireland
Bristol-Myers Squibb Denmark Filial of Bristol-Myers Squibb AB	Denmark
Bristol-Myers Squibb Egypt, LLC	Egypt
Bristol-Myers Squibb EMEA Sarl	France
Bristol-Myers Squibb Epsilon Holdings Unlimited Company	Ireland
Bristol-Myers Squibb Farmaceutica Ltda.	Brazil
Bristol-Myers Squibb Farmaceutica Portuguesa S.A.	Portugal
Bristol-Myers Squibb Ges mbH.	Austria
Bristol-Myers Squibb GmbH & Co. KGaA	Germany
Bristol-Myers Squibb Hanbai K.K	Japan
Bristol-Myers Squibb Holding Germany GmbH & Co. KG	Germany
Bristol-Myers Squibb Holdings 2002 Limited	United Kingdom
Bristol-Myers Squibb Holdings Germany Verwaltungs GmbH	Germany
Bristol-Myers Squibb Holdings Ireland Unlimited Company	Ireland
Bristol-Myers Squibb Holdings Limited	United Kingdom
Bristol-Myers Squibb Holdings Pharma Ltd. Liability Company	Switzerland
Bristol-Myers Squibb Ilaclari, Inc.	United States
Bristol-Myers Squibb India Pvt. Limited	India
Bristol-Myers Squibb International Company Unlimited Company	Ireland
Bristol-Myers Squibb International Corporation	United States
Bristol-Myers Squibb Investco, L.L.C.	United States
Bristol-Myers Squibb K.K.	Japan
Bristol-Myers Squibb Kft.	Hungary
Bristol-Myers Squibb Limited Liability Company	Russian Federation
Bristol-Myers Squibb Manufacturing Company Unlimited Company	Ireland
Bristol-Myers Squibb Marketing Services S.R.L.	Romania
Bristol-Myers Squibb MEA GmbH	Switzerland
Bristol-Myers Squibb Middle East & Africa FZ-LLC	United Arab Emirates
Bristol-Myers Squibb Norway AS	Norway
Bristol-Myers Squibb Peru S.A.	Peru
Bristol-Myers Squibb Pharma (HK) Ltd	Hong Kong
Bristol-Myers Squibb Pharma (Thailand) Limited	Thailand
Bristol-Myers Squibb Pharma Company	United States
Bristol-Myers Squibb Pharma EEIG	Ireland
Bristol-Myers Squibb Pharma Holding Company, LLC	United States
Bristol-Myers Squibb Pharma Ventures Corporation	United States
E-21-2

Bristol-Myers Squibb Pharmaceuticals Limited	United Kingdom
Bristol-Myers Squibb Pharmaceuticals Unlimited Company	Ireland
Bristol-Myers Squibb Polska Sp. z o.o.	Poland
Bristol-Myers Squibb Products S.A.	Switzerland
Bristol-Myers Squibb Puerto Rico, Inc.	United States
Bristol-Myers Squibb Romania S.R.L.	Romania
Bristol-Myers Squibb S.r.l.	Italy
Bristol-Myers Squibb SA	Switzerland
Bristol-Myers Squibb SAS	France
Bristol-Myers Squibb Service Ltd.	Bermuda
Bristol-Myers Squibb Services Sp. z o.o.	Poland
Bristol-Myers Squibb Services Unlimited Company	Ireland
Bristol-Myers Squibb Spol. s r.o.	Czech Republic
Bristol-Myers Squibb TGF Beta Inc.	Canada
Bristol-Myers Squibb Trustees Ltd.	United Kingdom
Bristol-Myers Squibb Verwaltungs GmbH	Germany
Bristol-Myers Squibb, S.A.U.	Spain
Bristol-Myers Squibb/Astrazeneca EEIG	United Kingdom
Bristol-Myers Squibb/Pfizer EEIG	Ireland
Cardioxyl Pharmaceuticals, LLC	United States
Celgene ApS	Denmark
Celgene CAR LLC	United States
Celgene Chemicals Sarl	Switzerland
Celgene China Holdings LLC	United States
Celgene Corporation	United States
Celgene d.o.o.	Croatia
Celgene Distribution B.V.	Netherlands
Celgene Europe B.V.	Netherlands
Celgene Europe Limited	United Kingdom
Celgene Financing Company, LLC	United States
Celgene Global Holdings Sarl	Switzerland
Celgene Holdings East Corporation	United States
Celgene International Holdings Corporation	United States
Celgene International Holdings Corporation, Prodruznica v Sloveniji	Slovenia
Celgene International II Sàrl	Switzerland
Celgene International Inc.	United States
Celgene International Sàrl	Switzerland
Celgene Kappa Holdings LLC	United States
Celgene Limited	Hong Kong
Celgene Limited	Ireland
Celgene Limited	Taiwan Province of China
Celgene Limited	United Kingdom
Celgene Logistics Sarl	Switzerland
Celgene Logistics Sarl (Sucursale Mexico)	Mexico
Celgene Netherlands BV	Netherlands
Celgene Netherlands Investment BV	Netherlands
Celgene NJ Investment Co	United States
Celgene Omicron Holdings, Inc.	United States
Celgene Pharmaceutical (Shanghai) Company Limited	China
Celgene Pty Limited	Australia
E-21-3

Celgene Puerto Rico Distribution LLC	Puerto Rico
Celgene Quanticel Research, Inc.	United States
Celgene R&D Sarl	Switzerland
Celgene Receptos Limited	United Kingdom
Celgene Receptos Sàrl	Switzerland
Celgene Research and Development I ULC	Canada
Celgene Research and Investment Company II, LLC	United States
Celgene Research Incubator At Summit West, LLC	United States
Celgene Research SL	Spain
Celgene RIVOT Beta Holdings LLC	United States
Celgene RIVOT SRL	Barbados
Celgene s.r.o.	Slovakia
Celgene Sàrl AU	Morocco
Celgene Sdn Bhd	Malaysia
Celgene Summit Investment Co	United States
Celgene Switzerland Holdings Sarl	Switzerland
Celgene Switzerland LLC	United States
Celgene UK Distribution Limited	United Kingdom
Celgene UK Holdings Limited	United Kingdom
Celgene UK Manufacturing (II) Limited	United Kingdom
Celgene UK Manufacturing (III) Limited	United Kingdom
Celgene UK Manufacturing Limited	United Kingdom
Celgene, S. de R.L. de C.V.	Mexico
Celmed Ltd.	Bermuda
CHT I, LLC	United States
CHT II, LLC	United States
CHT III, LLC	United States
CHT IV, LLC	United States
Cormorant Pharmaceuticals AB	Sweden
Delinia, LLC	United States
Deuteria Pharmaceuticals, Inc.	United States
E. R. Squibb & Sons Inter-American Corporation	United States
E. R. Squibb & Sons Limited	United Kingdom
E. R. Squibb & Sons, L.L.C.	United States
FermaVir Pharmaceuticals, L.L.C.	United States
FermaVir Research, L.L.C.	United States
Flexus Biosciences, Inc.	United States
Forbius PTY Limited	Australia
Foxtrot Acquisition Sub ULC	Canada
GenPharm International, L.L.C.	United States
Gloucester Pharmaceuticals, LLC	United States
Grove Insurance Company Ltd.	Bermuda
Impact Biomedicines, Inc.	United States
Inhibitex, L.L.C.	United States
Innate Tumor Immunity, Inc.	United States
iPierian, Inc.	United States
JuMP Holdings, LLC	United States
Juno Therapeutics GmbH	Germany
Juno Therapeutics, Inc.	United States
Karuna Securities Corporation	United States
E-21-4

Karuna Therapeutics, Inc.	United States
Kosan Biosciences Incorporated	United States
Linson Investments Limited	Cayman Islands
Mead Johnson Jamaica Ltd.	United States
Mirati Therapeutics (Suisse) GmbH	Switzerland
Mirati Therapeutics B.V.	Netherlands
Mirati Therapeutics, Inc.	United States
Morris Avenue Investment II, LLC	United States
Morris Avenue Investment LLC	United States
MyoKardia Australia Pty Ltd	Australia
MyoKardia, Inc.	United States
Oy Bristol-Myers Squibb (Finland) AB	Finland
Padlock Therapeutics, Inc.	United States
Pharmion LLC	United States
Princeton Pharmaceutical Products, Inc.	United States
RayzeBio Pharmaceuticals (Chengdu) Co., Ltd.	China
RayzeBio, Inc.	United States
Receptos Holdings LLC	United States
Receptos LLC	United States
Receptos Services LLC	United States
RedoxTherapies, Inc.	United States
Signal Pharmaceuticals, LLC	United States
Sino-American Shanghai Squibb Pharmaceuticals Limited	China
SPV A Holdings ULC	Canada
Squibb Middle East S.A.	Panama
Summit West Celgene LLC	United States
Swords Laboratories Unlimited Company	Ireland
The Representative Office of Celgene International Holdings Corporation in Moscow	Russian Federation
Turning Point Therapeutics, Inc.	United States
VentiRx Pharmaceuticals Inc.	United States
Westwood-Intrafin SA	Switzerland
Westwood-Squibb Pharmaceuticals, Inc.	United States
X-Body, Inc.	United States
ZymoGenetics Paymaster, LLC	United States
ZymoGenetics, Inc.	United States
ZymoGenetics, LLC	United States
E-21-5